UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2008

                       DOCUMENT CAPTURE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   000-25839                59-3134518
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYEE
    OF INCORPORATION)                                       IDENTIFICATION NO.)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 436-9888

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

         This Form 8-K and other reports filed by Document Capture Technologies, Inc., a Delaware corporation (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant's management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant's industry, the Registrant's operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant's Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (e) MATERIAL AMENDMENT OF COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

         On January 18, 2008, the Company's board of directors approved addendums to the employment agreements for each of the following named executive officers of the Company:

     o    Darwin Hu, President and Chief Executive Officer;
     o    William Hawkins, Chief Operating Officer; and
     o    David Clark, Chief Investment Officer.

Below is a brief description of the material terms of each such addendum which amends each executive officer's employment agreement. Copies of all such addenda are attached hereto as exhibits 10.1 through 10.3 and the following descriptions are qualified in their entirety by those exhibits.

         DARWIN HU, PRESIDENT AND CHIEF EXECUTIVE OFFICER. On January 18, 2008, the Company entered into an Addendum to Employment Agreement with Mr. Darwin Hu, the Company's President and Chief Executive Officer (the "Hu Addendum"). The Hu Addendum extends the initial term of Mr. Hu's employment with the Company for an additional six (6) months, from thirty-six (36) months to forty-two (42) months, commencing on April 26, 2005. In addition, the Hu Addendum provides for an increase in Mr. Hu's annual base salary from $200,000 to $225,000 effective January 1, 2008.

         WILLIAM HAWKINS, CHIEF OPERATING OFFICER. On January 18, 2008, the Company entered into an Addendum to Employment Agreement with Mr. William Hawkins, the Company's Chief Operating Officer (the "Hawkins Addendum"). The Hawkins Addendum extends the initial term of Mr. Hawkin's employment with the Company for an additional six (6) months, from thirty-six (36) months to forty-two (42) months, commencing on April 26, 2005. In addition, the Hawkins Addendum provides for an increase in Mr. Hawkin's annual base salary from $160,000 to $185,000 effective January 1, 2008.

         DAVID CLARK, CHIEF INVESTMENT OFFICER. On January 18, 2008, the Company entered into an Addendum to Employment Agreement with Mr. David Clark, the Company's Chief Investment Officer (the "Clark Addendum"). The Clark Addendum extends the initial term of Mr. Clark's employment with the Company for an additional six (6) months, from thirty-six (36) months to forty-two (42) months, commencing on April 26, 2005 and amends Mr. Clark's officer title from Senior Vice President of Business Development to Chief Investment Officer. In addition, the Clark Addendum provides for an increase in Mr. Clark's annual base salary from $150,000 to $175,000 effective January 1, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

     (D) EXHIBITS.

EXHIBIT NUMBER         DESCRIPTION

     10.1 Addendum to Employment Agreement dated January 18, 2008 by and between the Company and Darwin Hu
     10.2 Addendum to Employment Agreement dated January 18, 2008 by and between the Company and William Hawkins
     10.3 Addendum to Employment Agreement dated January 18, 2008 by and between the Company and David Clark

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008                 DOCUMENT CAPTURE TECHNOLOGIES, INC.

                                       By:/s/ Darwin Hu
                                       -----------------------------------------
                                             Darwin Hu
                                             Chief Executive Officer